UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Note Offering and Purchase of Membership Interest

On December 15, 2025, Sonim Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with DNA Holdings Venture, Inc. (“DNA Holdings”) and issued a convertible promissory note in the original principal amount of $1,200,000 (the “DNA Note”), in a private placement (the “Offering”). The Company paid no placement agent fees in connection with the Offering. The cash proceeds disbursed to the Company from the issuance of the DNA Note were $1,200,000.

In connection with the Offering, on the same date and concurrently with the closing of the sale of the DNA Note, the Company also entered into a membership interest purchase agreement with DNA Holdings (the “Membership Interest Purchase Agreement” and, together with the Purchase Agreement and the DNA Note, the “Transaction Documents”), pursuant to which the Company purchased 100% of the membership interests in DNA X LLC, a Delaware limited liability company, (“DNA X”) for an aggregate purchase price of 223,201 shares of the Company’s common stock, representing 19.99% of the outstanding shares of the Company’s common stock as of the date of issuance.

DNA X is engaged in the business of DNAX DeFi, an advanced on-chain trading protocol that lets users automate their decentralized exchange trading — things like limit orders, grid / range orders, and recurring trades.

Membership Interest Purchase Agreement

The closing of the transactions contemplated by the Membership Interest Purchase Agreement occurred on December 15, 2025, contemporaneously with the consummation of the Offering. Under the Membership Interest Purchase Agreement, DNA Holdings also agreed to vote all shares of the Company’s common stock beneficially owned by DNA Holdings in favor of the asset purchase agreement, dated July 17, 2025, as subsequently amended and as amended from time to time, by and among the Company, Pace Car Acquisition LLC, the seller representative named in the asset purchase agreement, and Social Mobile Technology Holdings LLC (the “Asset Purchase Agreement”) and granted the officers and directors of the Company irrevocable proxy to vote for the adoption of the Asset Purchase Agreement and against any proposal made in opposition to, or in competition with, the consummation of the Asset Purchase Agreement until the earlier of January 15, 2026 and the termination of the Asset Purchase Agreement (such obligation of DNA Holdings, the “Voting Arrangement”).

Pursuant to the Membership Interest Purchase Agreement, so long as DNA Holdings, directly or indirectly, beneficially owns at least 5% of the Company’s outstanding common stock, DNA Holdings will have the right under the Membership Interest Purchase Agreement to designate one officer and one nominee for election to the Company’s board of directors, and the Company will be required to take reasonably necessary corporate action to appoint such designees, subject to the oversight of the Company’s nominating and governance committee.

The Membership Interest Purchase Agreement contains representations and warranties of each of DNA Holdings and the Company that are customary for transactions of this type, including with respect to due authorization, ownership of the membership interests in DNA X being sold (the “Purchased Interests”), title to the assets of DNA X, and the financial condition and investment intent of the parties. DNA X is an express third-party beneficiary of the Membership Interest Purchase Agreement and is entitled to enforce its terms. The Membership Interest Purchase Agreement also contains covenants and other provisions that are customary for transactions of this nature, including mutual non-disparagement obligations, confidentiality obligations, certain consent rights relating to anticipated uses of proceeds from the Asset Purchase Agreement, and an agreement to resolve disputes by binding arbitration (subject to limited exceptions for injunctive or other equitable relief).

The Membership Interest Purchase Agreement also grants DNA Holdings a put option (the “Put Option”). If at any time prior to June 30, 2026 (the “Put Period”) the DNA X does not realize either (i) aggregate trading volume of at least $600,000,000 or (ii) aggregate revenues of at least $1,000,000 per day, DNA Holdings will have the right, during the Put Period, to exchange all or any portion of the shares of common stock issued to DNA Holdings under the Membership Interest Purchase Agreement for the Purchased Interests then held by the Company. To the extent not exercised during the Put Period, the Put Option will terminate upon the expiration of the Put Period.

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Securities Purchase Agreement

The Purchase Agreement contains customary representations and warranties of the Company and DNA Holdings. Additionally, pursuant to the Purchase Agreement, the Company made certain covenants including, but not limited to: (i) timely filing of its reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, (ii) restrictions on the adoption of stockholder rights plans, poison pills, or similar anti-takeover measures, (iii) limitations on the use of proceeds from the Offering to the ordinary course of business of the Company, and (vi) for so long as the DNA Note remains outstanding, a covenant not to effect or enter into any variable rate transaction (as defined in the Purchase Agreement).

Additionally, under the Purchase Agreement, DNA Holdings has agreed to a Voting Arrangement that is substantially identical to the Voting Arrangement described above under “Membership Interest Purchase Agreement.”

Convertible Promissory Note

Repayment Date; Interest

The DNA Note is an unsecured obligation of the Company and matures on December 15, 2026 (the “Maturity Date”). The DNA Note bears interest at a rate of 10% per annum, payable in cash on the earlier of (i) the Maturity Date and (ii) the date of any mandatory redemption of the DNA Note as described below. Upon the occurrence and during the continuance of an event of default under the DNA Note, the interest rate increases to 20% per annum.

Conversion

Beginning on the six-month anniversary of the original issue date of the DNA Note, the outstanding principal amount of, and accrued but unpaid interest on, the DNA Note will be convertible, in whole or in part, at the option of the holder, into shares of the Company’s common stock, at an initial conversion price of $5.50 per share (the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)), subject to adjustment as described below.

The DNA Note provides for customary anti-dilution and other adjustments to the conversion price, including in connection with stock dividends, stock splits, reverse stock splits, reclassifications and similar transactions, as well as a “full ratchet” price-protection adjustment in the event that the Company issues or is deemed to issue common stock or common stock equivalents at an effective price per share lower than the then-current conversion price (subject to customary exceptions for “Exempt Issuances” such as equity incentive awards and the exercise or conversion of outstanding securities). In such a case, the conversion price will be reduced to the lower price. The DNA Note also entitles the holder to participate, on a pro rata “as converted” basis, in certain rights offerings and distributions to holders of common stock. However, the conversion price cannot be reduced below $1.10, and no adjustment to the conversion price may be made under the “full-ratchet” adjustment or the anti-dilution adjustment, unless and until the Company has received approval from the Company’s stockholders in accordance with the Nasdaq Listing Rules.

At any time after (i) the termination of the Asset Purchase Agreement or (ii) during the continuance of any event of default under the DNA Note, the conversion price will equal the “Alternate Conversion Price,” which is defined as 80% of the closing price of the Company’s common stock on the Company’s principal trading market on the date of conversion (subject to the same adjustment provisions described above). In addition, if at any time the Depository Trust Company imposes a “chill” on the Company’s shares, the holder may convert the DNA Note at the Alternate Conversion Price while such “chill” is in effect.

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Redemption

Upon the occurrence of a “Change of Control Transaction” (as defined in the DNA Note), the Company is required to redeem the outstanding principal amount of the DNA Note for cash at a price equal to 110% of the then outstanding principal amount, plus accrued but unpaid interest and any other amounts then due under the DNA Note (the “Redemption Amount”), at the closing of such transaction. Notwithstanding the foregoing, the transactions contemplated by the Asset Purchase Agreement do not constitute a Change of Control Transaction under the DNA Note. In lieu of receiving the Redemption Amount, and subject to any required stockholder approval under the rules of the Company’s principal trading market, the holder may elect to convert the DNA Note, in whole or in part, upon a Change of Control Transaction at a price per share equal to the lower of (i) the closing price of common stock on the original issue date of the DNA Note and (ii) the closing price of common stock on the date of consummation of such Change of Control Transaction.

Events of Default

The DNA Note contains customary events of default, including, among others: (i) failure to pay principal, interest or other amounts when due; (ii) breaches of covenants or other agreements in the DNA Note or other transaction documents; (iii) certain cross-defaults to other material indebtedness; (iv) certain bankruptcy or insolvency events; (v) certain judgments in excess of specified thresholds; and (vi) certain Change of Control Transactions or dispositions of substantially all of the Company’s assets (other than the transactions contemplated by the Asset Purchase Agreement). Upon an event of default, the holder may declare all outstanding obligations under the DNA Note immediately due and payable, in which case the Company is required to pay a “Mandatory Default Amount” equal to 100% of the then outstanding principal amount of the DNA Note plus accrued and unpaid interest and all other amounts due under the DNA Note, and interest accrues at the default rate described above.

Covenants

The DNA Note also includes negative covenants that, for so long as any portion of the DNA Note remains outstanding (unless waived by the holder), restrict the Company and its subsidiaries from, among other things: (i) incurring additional indebtedness, other than “Permitted Indebtedness” as defined in the DNA Note and the Purchase Agreement; (ii) granting liens, other than “Permitted Liens”; (iii) amending the Company’s organizational documents in a manner that adversely affects the rights of the holder; (iv) repaying, repurchasing or otherwise acquiring shares of its Common Stock or Common Stock equivalents (other than in limited circumstances); (v) repaying other indebtedness, subject to limited exceptions; and (vi) paying cash dividends or distributions on the Company’s equity securities.

The foregoing descriptions of the DNA Note, the Purchase Agreement, and the Membership Interest Purchase Agreement and transactions contemplated thereby do not purport to be complete and are qualified in their entirety by the full text of the DNA Note, the Purchase Agreement, and the Membership Interest Purchase Agreement, copies of which are filed as Exhibits 4.1, 10.1, and 10.2 hereto, respectively, and incorporated by reference herein.

The foregoing descriptions of the Transaction Documents have been included to provide investors with information regarding the terms of the Transaction Documents. They are not intended to provide any other factual information about the Company, DNA Holdings, or their respective affiliates. The representations, warranties, and covenants contained in the Transaction Documents were made only as of specified dates for the purposes of the Transaction Documents, were solely for the benefit of the parties to the applicable Transaction Documents and may be subject to qualifications and limitations agreed upon by the parties. In particular, in reviewing the representations, warranties, and covenants contained in the Transaction Documents and discussed in the foregoing description, it is important to bear in mind that such representations, warranties, and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties, and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Accordingly, investors should not rely on such representations, warranties, and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties, and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

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Exchange Agreement

As previously reported on the Current Report on Form 8-K filed by the Company with the SEC on February 21, 2025, the Company entered into a note purchase agreement with Streeterville Capital, LLC (the “Lender”) on February 21, 2025, pursuant to which the Company issued and sold to the Lender a promissory note in the original principal amount of $3,300,000 (the “Original Note”).

On December 16, 2025, the Company and the Lender entered into an exchange agreement (the “Exchange Agreement”), pursuant to which the Company and the Lender agreed to:

(i)	partition a new secured promissory note in the form of the Original Note (the “Partitioned Note”) in the original principal amount of $629,640 (the “Exchange Amount”) and then cause the outstanding balance of the Original Note to be reduced by the Exchange Amount; and

(ii)	exchange the Partitioned Note for the delivery of 148,500 shares of common stock (the “Exchange Shares”), at an effective price per Exchange Share equal to $4.24, which is below the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d) (the “Exchange”).

The number of Exchange Shares being issued in connection with the Exchange is less than 20% of the Company’s voting power outstanding prior to the Exchange. Immediately following the Exchange, the remaining Outstanding Balance (as defined in the Original Note) was reduced to approximately $2.3 million.

The Exchange Agreement contains representations, warranties, and covenants that are customary for this type of transaction.

The foregoing description of the Exchange Agreement and transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained above under the heading “Note Offering and Purchase of Membership Interest” in Item 1.01 to the extent applicable is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under the heading “Note Offering and Purchase of Membership Interest” in Item 1.01 to the extent applicable is hereby incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under the headings “Membership Interest Purchase Agreement” and “Exchange Agreement” in Item 1.01 to the extent applicable is hereby incorporated by reference herein.

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Set forth below is information regarding equity securities issued by the Company following the fiscal quarter ended on September 30, 2025. Also included is the consideration received by the Company for such shares and information relating to the section of the Securities Act, or rule of the SEC, under which exemption from registration was claimed. The information below is retroactively adjusted to reflect the 1-for-18 reverse stock split that became effective on October 27, 2025.

October 6, 2025	13,041 shares of common stock in consideration of the exchange of $150,000 of the Note. The exchange was effected at the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)	Section 3(a)(9) of the Securities Act	Streeterville Capital, LLC

October 31, 2025	16,187 shares of common stock in consideration of the exchange of $180,000 of the Note. The exchange was effected at the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)	Section 3(a)(9) of the Securities Act	Streeterville Capital, LLC

November 7, 2025	13,071 shares of common stock in consideration of the exchange of $150,000 of the Note. The exchange was effected at the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)	Section 3(a)(9) of the Securities Act	Streeterville Capital, LLC

November 17, 2025	18,423 shares of common stock in consideration of the exchange of $180,000 of the Note. The exchange was effected at the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)	Section 3(a)(9) of the Securities Act	Streeterville Capital, LLC

December 3, 2025	27,932 shares of common stock in consideration of the exchange of $150,000 of the Note. The exchange was effected at the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)	Section 3(a)(9) of the Securities Act	Streeterville Capital, LLC

December 15, 2025	223,201 shares of common stock in consideration of the exchange of the membership interest in DNA X.	Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder	DNA Holdings Venture, Inc.

December 16, 2025	148,500 shares of common stock in consideration of the exchange of $629,640 of the Note. The exchange was effected at a price which is below the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)	Section 3(a)(9) of the Securities Act	Streeterville Capital, LLC

Item 3.03	Material Modification to Rights of Security Holders.

The information contained above under the heading “Convertible Promissory Note” in Item 1.01 to the extent applicable is hereby incorporated by reference herein.

Item 8.01	Other Events.

Following the consummation of the transactions described in this Current Report on Form 8-K, there were 1,488,465 shares of the Company’s common stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

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(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit Number	Description

4.1	Convertible Promissory Note dated as of December 15, 2025

10.1*	Securities Purchase Agreement, dated as of December 15, 2025, by and between Sonim Technologies, Inc. and DNA Holdings Venture, Inc.

10.2*	Membership Interest Purchase Agreement, dated as of December 15, 2025, by and between Sonim Technologies, Inc. and DNA Holdings Venture, Inc.

10.3	Exchange Agreement, dated as of December 16, 2025, by and between Sonim Technologies, Inc. and Streeterville Capital, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: December 18, 2025	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer

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